Exhibit 99.14
                                  -------------
                 Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Silent 2nds (Group 2)

                                ARM $90,702,242

                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                           Range
(As of Calculation Date)                                                                   -----
Total Number of Loans                                       246
Total Outstanding Balance                           $90,702,242
Average Loan Balance                                   $368,708                     $130,800 to $979,920
WA Mortgage Rate                                         6.368%                       4.900% to 8.875%
Net WAC                                                  5.859%                       4.391% to 8.366%
ARM Characteristics
    WA Gross Margin                                      6.202%                       4.050% to 8.800%
    WA Months to First Roll                                  27                           19 to 36
    WA First Periodic Cap                                1.869%                       1.500% to 3.000%
    WA Subsequent Periodic Cap                           1.384%                       1.000% to 1.500%
    WA Lifetime Cap                                     13.167%                      10.250% to 15.875%
    WA Lifetime Floor                                    6.330%                       4.050% to 8.875%
WA Original Term (months)                                   360                          360 to 360
WA Remaining Term (months)                                  359                          355 to 360
WA LTV                                                   79.79%                       71.11% to 80.00%
 Percentage of Pool with CLTV > 100%                      0.00%
 WA Effective LTV (Post MI)                              79.79%
 Second Liens w/100% CLTV                                 0.00%
WA FICO                                                     685

Secured by (% of pool) 1st Liens                        100.00%
2nd Liens                                                 0.00%
Prepayment Penalty at Loan Orig (% of all loans)         90.60%


----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:        Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------         ------------
CA          71.31%  SFR       66.08%  FULL      55.88%  PUR       81.59%  OO      100.00   A        100.00  0         9.40%
NV           5.69%  PUD       24.40%  STATED    44.12%  RCO       17.89%                                    12       13.35%
FL           5.16%  CND        8.66%                    RNC        0.52%                                    24       52.40%
AZ           4.22%  2 FAM      0.86%                                                                        36       24.58%
VA           3.99%                                                                                          60        0.26%






----------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 1 of 7                 9/6/2005 7:11:14 PM

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Silent 2nds (Group 2)

                                ARM $90,702,242

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M-IO-24         $43,658,788    118   48.13    $369,990     6.358  358.65  682   79.9
2/28 LIB6M-IO-60         $11,876,193     33   13.09    $359,885     6.393  358.02  704   79.7
3/27 LIB6M-IO-36         $32,450,734     86   35.78    $377,334     6.357  358.75  683   79.7
3/27 LIB6M-IO-60          $2,716,526      9    2.99    $301,836     6.560  357.53  683   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                  $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$100,000.01-$150,000.00     $680,373      5    0.75    $136,075     6.447  358.57  666   79.9
$150,000.01-$200,000.00   $2,870,873     16    3.17    $179,430     6.690  358.37  679   79.7
$200,000.01-$250,000.00   $5,329,147     23    5.88    $231,702     6.677  358.31  667   79.8
$250,000.01-$300,000.00   $6,005,956     22    6.62    $272,998     6.659  358.05  678   79.9
$300,000.01-$350,000.00   $6,160,441     19    6.79    $324,234     6.461  358.38  690   80.0
$350,000.01-$400,000.00  $28,758,592     76   31.71    $378,403     6.367  358.59  683   79.8
$400,000.01-$450,000.00  $16,623,727     39   18.33    $426,249     6.226  358.66  692   79.6
$450,000.01-$500,000.00  $11,302,077     24   12.46    $470,920     6.219  358.62  688   80.0
$500,000.01-$550,000.00   $5,234,736     10    5.77    $523,474     6.412  358.40  699   79.5
$550,000.01-$600,000.00   $3,470,400      6    3.83    $578,400     6.005  358.99  684   79.7
$600,000.01-$650,000.00   $1,866,000      3    2.06    $622,000     6.344  359.02  655   80.0
$650,000.01-$700,000.00     $656,000      1    0.72    $656,000     6.000  359.00  650   80.0
$750,000.01-$800,000.00     $764,000      1    0.84    $764,000     6.180  359.00  690   80.0
> $900,000.00               $979,920      1    1.08    $979,920     7.000  360.00  758   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Arizona                   $3,830,082     13    4.22    $294,622     6.306  358.54  682   79.9
California               $64,680,394    158   71.31    $409,370     6.283  358.62  687   79.8
Colorado                  $2,095,397      9    2.31    $232,822     6.236  358.32  674   80.0
Delaware                    $336,000      1    0.37    $336,000     7.625  359.00  725   80.0



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 2 of 7                 9/6/2005 7:11:14 PM

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Silent 2nds (Group 2)

                                ARM $90,702,242

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Florida                   $4,680,733     15    5.16    $312,049     6.908  358.50  680   79.5
Georgia                     $391,200      1    0.43    $391,200     5.750  359.00  687   80.0
Illinois                    $468,000      1    0.52    $468,000     5.850  359.00  691   80.0
Kentucky                    $140,000      1    0.15    $140,000     5.000  358.00  694   80.0
Maryland                  $1,073,616      3    1.18    $357,872     6.865  357.73  720   80.0
Massachusetts               $288,000      1    0.32    $288,000     7.250  359.00  677   80.0
Missouri                    $236,000      1    0.26    $236,000     6.500  359.00  678   80.0
Nevada                    $5,157,890     17    5.69    $303,405     6.547  358.15  677   80.0
New Jersey                  $655,550      2    0.72    $327,775     6.398  358.60  661   80.0
New York                    $158,363      1    0.17    $158,363     7.125  358.00  647   75.0
North Carolina              $168,874      1    0.19    $168,874     6.325  359.00  678   80.0
Tennessee                   $130,800      1    0.14    $130,800     8.600  359.00  647   79.3
Texas                       $594,453      2    0.66    $297,227     6.592  359.00  663   80.0
Virginia                  $3,620,670     12    3.99    $301,723     6.949  358.35  679   79.9
Washington                $1,628,220      5    1.80    $325,644     5.873  358.43  682   79.0
Wisconsin                   $368,000      1    0.41    $368,000     6.925  360.00  660   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00             $1,994,575      6    2.20    $332,429     6.595  358.81  654   74.2
75.01 - 80.00            $88,707,667    240   97.80    $369,615     6.363  358.56  686   79.9
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000               $994,000      3    1.10    $331,333     4.955  358.41  679   78.3
5.001 - 5.500             $6,524,791     16    7.19    $407,799     5.397  358.55  679   80.0
5.501 - 6.000            $24,328,764     65   26.82    $374,289     5.841  358.49  692   79.8
6.001 - 6.500            $26,120,953     69   28.80    $378,565     6.313  358.55  689   79.8
6.501 - 7.000            $22,108,117     60   24.37    $368,469     6.803  358.67  678   79.7
7.001 - 7.500             $7,713,874     22    8.50    $350,631     7.356  358.59  681   79.9
7.501 - 8.000             $1,943,600      6    2.14    $323,933     7.711  358.82  702   80.0
8.001 - 8.500               $251,320      1    0.28    $251,320     8.400  358.00  663   80.0
8.501 - 9.000               $716,824      4    0.79    $179,206     8.702  358.73  652   79.9
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 3 of 7                 9/6/2005 7:11:14 PM

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Silent 2nds (Group 2)

                                ARM $90,702,242

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                      $59,934,916    157   66.08    $381,751     6.325  358.61  685   79.8
PUD                      $22,127,351     63   24.40    $351,228     6.425  358.48  682   79.7
CND                       $7,859,176     24    8.66    $327,466     6.494  358.51  691   80.0
2 FAM                       $780,800      2    0.86    $390,400     6.835  358.60  722   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                      $74,000,376    208   81.59    $355,771     6.427  358.54  687   79.8
RCO                      $16,226,156     37   17.89    $438,545     6.132  358.68  676   79.6
RNC                         $475,710      1    0.52    $475,710     5.375  359.00  697   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                       $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
301-360                  $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
STATED INCOME            $50,687,183    137   55.88    $369,979     6.633  358.62  690   79.8
FULL                     $40,015,059    109   44.12    $367,111     6.034  358.51  679   79.8
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 4 of 7                 9/6/2005 7:11:14 PM

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Silent 2nds (Group 2)

                                ARM $90,702,242

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
781 - 800                 $1,059,900      3    1.17    $353,300     6.245  358.00  785   80.0
761 - 780                 $3,955,200      9    4.36    $439,467     6.512  358.56  769   80.0
741 - 760                 $4,425,520     10    4.88    $442,552     6.336  358.89  752   80.0
721 - 740                 $6,847,266     17    7.55    $402,780     6.262  358.16  726   79.9
701 - 720                 $8,078,666     21    8.91    $384,698     6.209  358.47  711   80.0
681 - 700                $18,575,347     52   20.48    $357,218     6.262  358.54  690   79.9
661 - 680                $18,880,893     56   20.82    $337,159     6.410  358.52  670   79.7
641 - 660                $28,277,050     76   31.18    $372,066     6.474  358.72  650   79.6
621 - 640                   $602,400      2    0.66    $301,200     6.250  358.63  640   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                        $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                         $8,530,215     25    9.40    $341,209     7.086  358.65  683   79.9
12                       $12,111,038     28   13.35    $432,537     6.565  358.63  698   79.5
24                       $47,530,655    131   52.40    $362,829     6.285  358.49  686   79.8
36                       $22,294,689     61   24.58    $365,487     6.155  358.66  678   79.9
60                          $235,646      1    0.26    $235,646     7.300  359.00  687   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                WA        CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION     MTR       BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
19 - 24         23       $55,534,981    151   61.23    $367,781     6.366  358.51  687   79.8
32 - 37         35       $35,167,260     95   38.77    $370,182     6.373  358.66  683   79.7
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 5 of 7                 9/6/2005 7:11:14 PM

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Silent 2nds (Group 2)

                                ARM $90,702,242

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $3,126,019     10    3.45    $312,602     5.557  358.06  688   79.5
5.001 - 6.000            $40,745,294    107   44.92    $380,797     6.018  358.57  689   79.7
6.001 - 7.000            $38,293,364    104   42.22    $368,205     6.565  358.55  683   79.9
7.001 - 8.000             $7,301,422     20    8.05    $365,071     7.383  358.86  680   79.8
8.001 - 9.000             $1,236,144      5    1.36    $247,229     7.887  358.80  658   79.9
------------------------------------------------------------------------------------------------------------------------------------
6.202                    $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500             $399,960      1    0.44    $399,960     6.250  359.00  702   80.0
10.501 - 11.000             $583,920      2    0.64    $291,960     6.330  358.76  706   80.0
11.001 - 11.500             $547,650      3    0.60    $182,550     5.457  358.00  675   80.0
11.501 - 12.000           $3,719,534     13    4.10    $286,118     5.736  358.04  699   79.5
12.001 - 12.500          $11,363,469     30   12.53    $378,782     5.845  358.55  687   80.0
12.501 - 13.000          $25,074,255     65   27.64    $385,758     5.970  358.51  689   79.7
13.001 - 13.500          $22,406,990     57   24.70    $393,105     6.408  358.53  688   79.8
13.501 - 14.000          $18,783,492     50   20.71    $375,670     6.824  358.71  675   79.8
14.001 - 14.500           $5,725,349     17    6.31    $336,785     7.395  358.76  671   79.9
14.501 - 15.000           $1,380,800      4    1.52    $345,200     7.705  359.16  723   80.0
15.501 - 16.000             $716,824      4    0.79    $179,206     8.702  358.73  652   79.9
------------------------------------------------------------------------------------------------------------------------------------
13.167                   $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Initial Periodic Rate Cap               (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.500                    $68,290,347    176   75.29    $388,013     6.331  358.69  681   79.8
2.000                       $142,400      1    0.16    $142,400     5.750  357.00  666   80.0
3.000                    $22,269,495     69   24.55    $322,746     6.488  358.22  697   79.8
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                    $21,079,080     66   23.24    $319,380     6.517  358.19  700   79.8
1.500                    $69,623,162    180   76.76    $386,795     6.323  358.69  681   79.8
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 6 of 7                 9/6/2005 7:11:14 PM

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                             Silent 2nds (Group 2)

                                ARM $90,702,242

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $2,309,946      7    2.55    $329,992     5.624  358.27  697   79.3
5.001 - 6.000            $31,104,688     81   34.29    $384,008     5.774  358.51  689   79.9
6.001 - 7.000            $47,101,990    126   51.93    $373,825     6.542  358.60  684   79.7
7.001 - 8.000             $9,217,474     27   10.16    $341,388     7.436  358.66  681   79.9
8.001 - 9.000               $968,144      5    1.07    $193,629     8.623  358.54  655   79.9
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
04/07                       $692,000      2    0.76    $346,000     6.503  355.00  687   79.7
05/07                       $260,000      1    0.29    $260,000     7.000  356.00  665   80.0
06/07                     $3,045,755      9    3.36    $338,417     6.047  357.00  696   80.0
07/07                    $20,181,893     59   22.25    $342,066     6.393  358.00  694   79.9
08/07                    $28,475,414     73   31.39    $390,074     6.316  359.00  680   79.7
09/07                     $2,879,920      7    3.18    $411,417     6.920  360.00  687   80.0
05/08                       $788,816      2    0.87    $394,408     5.711  356.00  724   80.0
06/08                       $862,006      2    0.95    $431,003     7.019  357.00  699   80.0
07/08                    $11,933,000     36   13.16    $331,472     6.347  358.00  679   79.6
08/08                    $17,690,799     47   19.50    $376,400     6.358  359.00  681   79.7
09/08                     $3,892,640      8    4.29    $486,580     6.507  360.00  693   80.0
------------------------------------------------------------------------------------------------------------------------------------
                         $90,702,242    246  100.00    $368,708     6.368  358.57  685   79.8
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                 Page 7 of 7                 9/6/2005 7:11:14 PM